Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	LONG
Entity Registrant Name	ELONG, INC.
Entity Central Index Key	0001290903
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Ordinary shares
Document Information [Line Items]
Entity Common Stock, Shares Outstanding	34,950,610
High vote ordinary shares
Document Information [Line Items]
Entity Common Stock, Shares Outstanding	33,589,204

Consolidated Balance Sheets	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2011 Series A Preferred Shares USD ($)	Dec. 31, 2011 Series A Preferred Shares CNY	Dec. 31, 2010 Series A Preferred Shares CNY	Dec. 31, 2011 Series B Preferred Shares USD ($)	Dec. 31, 2011 Series B Preferred Shares CNY	Dec. 31, 2010 Series B Preferred Shares CNY	Dec. 31, 2011 Ordinary shares USD ($)	Dec. 31, 2011 Ordinary shares CNY	Dec. 31, 2010 Ordinary shares CNY	Dec. 31, 2011 High-vote ordinary shares USD ($)	Dec. 31, 2011 High-vote ordinary shares CNY	Dec. 31, 2010 High-vote ordinary shares CNY
Current assets:
Cash and cash equivalents	$ 65,408,752	411,676,144	381,425,946
Restricted cash	9,755,477	61,400,000	60,600,000
Short-term investments	227,748,272	1,433,424,847	580,005,239
Accounts receivable, net	13,236,815	83,311,187	58,891,202
Amounts due from related parties	1,848,214	11,632,475	1,240,005
Prepaid expenses	2,895,276	18,222,577	11,429,403
Other current assets	5,364,069	33,760,916	24,209,316
Total current assets	326,256,875	2,053,428,146	1,117,801,111
Property and equipment, net	7,027,398	44,229,738	41,896,394
Investment in equity affiliates	2,470,431	15,548,648	12,680,000
Goodwill	9,701,581	61,060,783	61,060,783
Intangible assets, net	843,399	5,308,267	5,855,467
Other non-current assets	4,948,021	31,142,347	29,903,505
Total assets	351,247,705	2,210,717,929	1,269,197,260
Current liabilities:
Accounts payable	9,675,837	60,898,752	54,363,783
Income taxes payable	1,113,658	7,009,250	5,002,058
Amounts due to related parties	416,983	2,624,452	1,872,126
Deferred revenue	3,317,564	20,880,415	14,478,113
Accrued expenses and other current liabilities	17,761,086	111,786,495	97,182,441
Total current liabilities	32,285,128	203,199,364	172,898,521
Other liabilities	244,012	1,535,790	1,430,055
Total liabilities	32,529,140	204,735,154	174,328,576
Commitments and contingencies (note 10)
Shareholders' equity
Preferred shares
Ordinary shares										455,119	2,864,471	1,991,115	427,549	2,690,950	2,362,999
Treasury stock, at cost (3,719,928 and 2,920,756 ordinary shares as at December 31, 2010 and 2011, respectively)	(11,994,827)	(75,494,243)	(96,152,839)
Additional paid-in capital	351,049,280	2,209,469,065	1,352,427,354
Accumulated deficit	(21,218,556)	(133,547,468)	(165,759,945)
Total shareholders' equity	318,718,565	2,005,982,775	1,094,868,684
Total liabilities and shareholders' equity	$ 351,247,705	2,210,717,929	1,269,197,260

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Treasury stock, shares	2,920,756	3,719,928
Series A Preferred Shares
Preferred shares, par value	0.01	0.01
Preferred shares, authorized	8,205,620	8,205,620
Preferred shares, issued	0	0
Preferred shares, outstanding	0	0
Series B Preferred Shares
Preferred shares, par value	0.01	0.01
Preferred shares, authorized	50,000,000	50,000,000
Preferred shares, issued	0	0
Preferred shares, outstanding	0	0
Ordinary shares
Ordinary shares, par value	0.01	0.01
Ordinary shares, authorized shares	150,000,000	150,000,000
Ordinary shares, issued shares	38,954,340	24,739,131
Ordinary shares, outstanding shares	34,950,610	20,735,401
High-vote ordinary shares
Ordinary shares, par value	0.01	0.01
Ordinary shares, authorized shares	50,000,000	50,000,000
Ordinary shares, issued shares	33,589,204	28,550,704
Ordinary shares, outstanding shares	33,589,204	28,550,704

Consolidated Statements of Operations	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Revenues:
Hotel reservations	$ 71,160,420	447,876,567	346,448,868	256,830,079
Air ticketing	19,875,535	125,094,628	123,092,052	96,035,495
Other	8,266,372	52,027,719	42,477,663	26,666,458
Total revenues	99,302,327	624,998,914	512,018,583	379,532,032
Business tax and surcharges	6,168,184	38,821,932	30,101,947	21,638,510
Net revenues	93,134,143	586,176,982	481,916,636	357,893,522
Cost of services	24,605,444	154,864,206	136,889,793	106,934,784
Gross profit	68,528,699	431,312,776	345,026,843	250,958,738
Operating expenses:
Service development	15,427,132	97,096,821	80,045,838	58,121,508
Sales and marketing	36,693,467	230,945,011	167,322,622	133,195,446
General and administrative	8,458,843	53,239,111	49,944,996	47,670,045
Amortization of intangible assets	86,941	547,200	642,453	653,439
Charges related to property and equipment	24,216	152,412	0	71,635
Income from operations	7,838,100	49,332,221	47,070,934	11,246,665
Other income (expenses):
Interest income	4,075,114	25,648,357	6,791,885	12,880,473
Foreign exchange losses	(3,098,659)	(19,502,653)	(25,933,051)	(431,856)
Other expenses, net	(767,490)	(4,830,506)	(409,195)	(11,608)
Total other income (expenses), net	208,965	1,315,198	(19,550,361)	12,437,009
Income before income tax expense	8,047,065	50,647,419	27,520,573	23,683,674
Income tax expense	1,707,327	10,745,748	6,892,165	3,780,585
Equity in net loss of affiliates	100,313	631,352	0	0
Net income	$ 6,239,425	39,270,319	20,628,408	19,903,089
Basic net income per share	$ 0.1	0.65	0.43	0.42
Diluted net income per share	$ 0.1	0.63	0.4	0.4

Consolidated Statements of Shareholders' Equity	Total USD ($)	Total CNY	Ordinary shares USD ($)	Ordinary shares CNY	High-vote ordinary shares USD ($)	High-vote ordinary shares CNY	Treasury Stock USD ($)	Treasury Stock CNY	Additional paid- in capital USD ($)	Additional paid- in capital CNY	Accumulated deficit USD ($)	Accumulated deficit CNY
Beginning Balance at Dec. 31, 2008		1,012,181,393		1,858,543		2,362,999		(103,392,701)		1,315,589,787		(204,237,235)
Beginning Balance (in shares) at Dec. 31, 2008				22,513,519		28,550,704		(4,000,000)
Net income and comprehensive income		19,903,089										19,903,089
Exercise of stock options and warrants (in shares)				79,784
Exercise of stock options and warrants		1,206,482		5,450						1,201,032
Exercise of performance units (in shares)				224,204
Exercise of performance units				15,319						(15,319)
Share-based compensation cost		10,209,333								10,209,333
Ending Balance at Dec. 31, 2009		1,043,500,297		1,879,312		2,362,999		(103,392,701)		1,326,984,833		(184,334,146)
Ending Balance (in shares) at Dec. 31, 2009				22,817,507		28,550,704		(4,000,000)
Net income and comprehensive income		20,628,408										20,628,408
Exercise of stock options and warrants (in shares)				1,717,882				203,582
Exercise of stock options and warrants		13,410,596		103,371				5,262,595		8,394,251		(349,621)
Exercise of performance units (in shares)				200,012				76,490
Exercise of performance units		12,024		8,432				1,977,267		(269,089)		(1,704,586)
Share-based compensation cost		17,317,359								17,317,359
Ending Balance at Dec. 31, 2010		1,094,868,684		1,991,115		2,362,999		(96,152,839)		1,352,427,354		(165,759,945)
Ending Balance (in shares) at Dec. 31, 2010				24,735,401		28,550,704		(3,719,928)
Net income and comprehensive income	6,239,425	39,270,319										39,270,319
Exercise of stock options and warrants (in shares)				2,490,159				506,122
Exercise of stock options and warrants		34,773,364		129,259				13,083,254		21,698,670		(137,819)
Exercise of performance units (in shares)				293,050				293,050
Exercise of performance units		47,743						7,575,342		(607,576)		(6,920,023)
Issuance of new shares to TCH Sapphire, net of offering expenses (in shares)				6,031,500		5,038,500
Issuance of new shares to TCH Sapphire, net of offering expenses		548,738,742		392,584		327,951				548,018,207
Issuance of new shares to Expedia Asia Pacific, net of offering expenses (in shares)				5,400,500
Issuance of new shares to Expedia Asia Pacific, net of offering expenses		267,906,836		351,513						267,555,323
Share-based compensation cost		20,377,087								20,377,087
Ending Balance at Dec. 31, 2011	$ 318,718,565	2,005,982,775	$ 455,119	2,864,471	$ 427,549	2,690,950	$ (11,994,827)	(75,494,243)	$ 351,049,280	2,209,469,065	$ (21,218,556)	(133,547,468)
Ending Balance (in shares) at Dec. 31, 2011			38,950,610		33,589,204		(2,920,756)

Consolidated Statements of Cash Flows	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Cash flows from operating activities:
Net income	$ 6,239,425	39,270,319	20,628,408	19,903,089
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Foreign exchange losses	2,845,915	17,911,902	17,446,995	709,527
Charges related to property and equipment	24,216	152,412	0	71,635
Allowance for doubtful accounts	252,754	1,590,808	(200,390)	49,556
Loss on disposal of property and equipment	39,474	248,443	149,186	176,609
Depreciation of property and equipment	3,382,036	21,286,199	19,384,294	20,110,213
Amortization of intangible assets	86,941	547,200	642,453	653,465
Share-based compensation expense	3,483,113	21,922,364	18,543,568	11,239,905
Equity in net loss of affiliates	100,312	631,352	0	0
Fair value changes of contingent consideration	770,130	4,847,126	409,195	0
Deferred income tax expense (benefit)	(862,386)	(5,427,774)	(7,076,682)	26,216
Changes in operating assets and liabilities, net of impact from acquisitions:
Accounts receivable, net	(4,130,464)	(25,996,725)	(13,328,242)	(2,884,690)
Prepaid expenses and other current assets	(2,041,748)	(12,850,556)	(9,748,448)	5,444,664
Other non-current assets	38,247	240,726	182,592	701,535
Amounts due from related parties	(1,651,197)	(10,392,470)	(918,758)	196,291
Accounts payable	1,009,192	6,351,756	12,500,251	7,987,137
Deferred revenue	1,017,224	6,402,302	10,431,429	4,046,684
Accrued expenses and other current liabilities	4,767,145	30,003,933	15,567,525	7,023,459
Amounts due to related parties	119,532	752,326	773,540	(6,463,600)
Other liabilities	86,696	545,654	0	22,340
Net cash provided by operating activities	15,576,557	98,037,297	85,386,916	69,014,035
Cash flows from investing activities:
Purchase of property and equipment	(3,807,050)	(23,961,194)	(17,592,765)	(11,989,450)
Payment for investment in equity affiliates	(1,429,956)	(9,000,000)	(7,180,000)	0
Acquisitions, net of cash acquired	(2,249,274)	(14,156,704)	(28,541,230)	(1,000,000)
Proceeds from disposal of property and equipment	23,115	145,482	28,332	175,896
Proceeds from short-term investment	152,775,129	961,551,382	593,943,986	635,557,578
Increase in restricted cash	(127,107)	(800,000)	(600,000)	(60,000,000)
Purchase of short-term investment	(289,967,246)	(1,825,024,847)	(864,734,239)	(313,604,389)
Payments made on behalf of related parties	0	0	0	(834,104)
Net cash provided by/(used in) investing activities	(144,782,389)	(911,245,881)	(324,675,916)	248,305,531
Cash flows from financing activities:
Exercise of stock options and stock warrants	5,524,931	34,773,364	13,410,596	1,206,482
Issuance of new shares, net of offering expenses	129,751,915	816,645,578	0	0
Proceeds received on behalf of related parties	0	0	0	276,901
Settlement of the payable to former shareholder			(18,856,519)	(535,767)
Net cash provided by/(used in) financing activities	135,276,846	851,418,942	(5,445,923)	947,616
Effect of foreign exchange rate changes on cash	(1,264,742)	(7,960,160)	(13,307,250)	(340,232)
Net increase (decrease) in cash and cash equivalents	4,806,272	30,250,198	(258,042,173)	317,926,950
Cash and cash equivalents at beginning of year	60,602,480	381,425,946	639,468,119	321,541,169
Cash and cash equivalents at end of year	65,408,752	411,676,144	381,425,946	639,468,119
Supplemental disclosures of cash flow information:
Cash paid for income taxes	2,250,779	14,166,176	11,875,109	2,067,808
Noncash accrual for purchase of equipment and software	118,203	743,957	574,244	644,263
Contingent consideration for acquisition			3,809,579	1,421,608

ORGANIZATION AND DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2011
ORGANIZATION AND DESCRIPTION OF BUSINESS

(1) ORGANIZATION AND DESCRIPTION OF BUSINESS

eLong, Inc. (the “Company” and with its consolidated subsidiaries and variable interest entities (“VIEs”), collectively the “Group”), is principally engaged in the provision of travel services, including hotel reservation services, airline ticketing, and to a lesser extent, internet-related advertising in the People’s Republic of China, excluding Hong Kong, Macau and Taiwan, (the “PRC”).

The Company, through its subsidiaries, conducts its operations in the PRC through a series of arrangements with various VIEs. These VIEs facilitate the Company’s participation in internet content provision, short messaging, call center services, travel agency and air ticketing services, which are industries in the PRC in which foreign ownership is restricted. The Company does not have any direct equity interest in the VIEs. However, pursuant to certain agreements and arrangements with the VIEs and the shareholders of the VIEs, which include exclusive technical services agreements, equity pledge agreements, operating agreements and loan agreements, the Company is the primary beneficiary of the VIEs as it absorbs the VIEs’ losses and receives the VIEs’ residual returns to the extent such returns are paid as dividends. As a result, the financial position and results of the VIEs have been consolidated in the Company’s consolidated financial statements.

The following table sets forth the assets and liabilities of the VIEs and their subsidiaries included in the Company’s consolidated balance sheets:

	Year ended December 31,
	2010	2011
	RMB	RMB	US$
Current assets	177,726,708	160,854,702	25,557,238
Non-current assets	42,111,965	51,609,571	8,199,935

Total assets	219,838,673	212,464,273	33,757,173
Current liabilities	79,561,510	104,222,335	16,559,261
Non-current liabilities	8,623	49,259	7,826

Total liabilities	79,570,133	104,271,594	16,567,087

Total net assets	140,268,540	108,192,679	17,190,086

As of December 31, 2011, there was no pledge or collateralization of the VIEs’ assets. As all the consolidated VIEs are incorporated as limited liability companies under the PRC laws and regulations, creditors of the VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs. The Company is obligated to absorb the VIE’s expected losses and to provide financial support to the VIEs when and if required. For the years ended December 31, 2009, 2010 and 2011, the Company has not provided financial support other than that which it was contractually required to provide. The Company considers that there are no assets of the consolidated VIEs that can be used only to settle obligations of the VIEs, except for paid in capital and statutory reserves, which are restricted under PRC laws and regulations, and were RMB56,479,906 and RMB61,266,831 (US$9,734,319) as of December 31, 2010 and 2011, respectively.

On May 16, 2011, the Company issued 5,038,500 high-vote ordinary shares and 6,031,500 ordinary shares to TCH Sapphire, a subsidiary of Tencent, for a total purchase price of RMB548,738,742 (US$84,306,565) net of offering expenses making Tencent the second largest shareholder of the Company. On the same day, the Company also issued 5,400,500 ordinary shares to Expedia for a total purchase price of RMB267,906,836 (US$41,160,160) net of offering expenses.

Expedia owns 28,550,704 of the Company’s high-vote ordinary shares as of December 31, 2010 and 2011, and 3,539,482 and 17,286,657 of the Company’s ordinary shares as of December 31, 2010 and 2011, controlled approximately 83% of the Company’s voting power as of December 31, 2011, and has the ability to control substantially all of the Company’s management and business operations.

Tencent, through ownership of TCH Sapphire, owns 5,038,500 of the Company’s high-vote ordinary shares and 6,031,500 of the Company’s ordinary shares as of December 31, 2011. As of December 31, 2011, Tencent controlled approximately 15% of the Company’s voting power.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIEs. All significant transactions and balances between the Company, its subsidiaries and VIEs have been eliminated upon consolidation.

(b) Basis of presentation

The accompanying consolidated financial statements of the Group have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(c) Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management of the Group to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual financial results could differ significantly from these estimates. Significant items subject to such estimates and assumptions include allowances for doubtful accounts, deferred income tax assets, provision for loyalty programs, deferred revenue recognition, share-based compensation, loss contingencies, allocation of the purchase price of acquisitions, fair value of contingent consideration, useful lives and residual values of property and equipment and intangible assets, and recovery of the carrying values of long-lived assets, goodwill and intangible assets.

(d) Foreign currencies

The Group’s functional and reporting currency is the Renminbi (“RMB”). Transactions denominated in foreign currencies are measured at the exchange rate prevailing on the transaction date. Monetary assets and liabilities denominated in currencies other than the RMB are remeasured into RMB using the applicable exchange rates quoted by the People’s Bank of China (“PBOC”) at the balance sheet dates. All exchange gains and losses are included in “foreign exchange losses” in the consolidated statements of operations.

Translations of amounts from RMB into United States dollars (“US$”) are solely for the convenience of the reader and are calculated at the rate of US$1.00 = RMB6.2939, representing the noon buying rate in the City of New York for cable transfers of RMB, as published by the Federal Reserve Bank of New York, on December 31, 2011. No representation is made that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 31, 2011, at any other rate, or at all.

(e) Commitments and contingencies

In the normal course of business, the Group is subject to contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters. Liabilities for such contingencies are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

(f) Revenue recognition

The Group’s revenues are principally derived from providing hotel reservation, air ticketing and other related travel services. The Group recognizes revenues when all of the following have occurred: persuasive evidence of arrangement with the customer, services have been performed, fees are fixed or determinable and collectability of the fees is reasonably assured, as prescribed by Accounting Standards Codification (“ASC”) subtopic 605-10, Revenue Recognition, Overall. These criteria as related to the Group’s revenues are considered to have been met as follows:

Hotel reservation services

The Group receives commissions from travel suppliers or customers for hotel room reservations booked through the Group. Commissions from hotel reservation services rendered are recognized after confirmation with the hotel that the customers have completed their stay. The Group presents revenues from such transactions on a net basis in the consolidated statements of operations as the Group generally acts as an agent, does not assume any inventory risk, and has no obligation to the hotel for hotel reservations which are cancelled or for which the customer does not check-in at the hotel. Contracts with certain travel suppliers contain escalating commissions that are subject to achieving specific performance targets. Such escalating commissions are recognized when the performance targets have been achieved.

Air ticketing services

The Group receives commissions from travel suppliers for air ticketing services booked through the Group. Commissions from air ticketing services rendered are recognized upon the issuance of the ticket, net of estimated cancellations. Estimated cancellations were insignificant for the years ended December 31, 2009, 2010 and 2011. The Group presents revenues from such transactions on a net basis in the consolidated statements of operations, as the Group acts as an agent, does not assume any inventory risk, and has no obligations for cancelled airline ticket reservations. The Group sometimes also receives additional discretionary commissions from certain airlines when performance targets are met. Such discretionary commissions are recognized on a cash basis because the Group cannot reasonably estimate the timing of the receipt of such commissions in advance.

Other services

Other services include Other travel services and Non-travel services.

i)	Other travel services

Other travel services are mainly commissions from insurance companies for the sale of travel insurance. The Group recognizes revenue when the travel insurance is issued to the customer, net of cancellations.

ii)	Non-travel services

Non-travel services primarily comprise advertising services on Xici.net and eLong.com. Revenue from advertising contracts is recognized over the contractual advertisement display period.

The Company’s subsidiaries and VIEs are subject to business tax and surcharges on the revenues generated from services rendered in China. Business tax and surcharges are recorded on a net basis (excluded from revenues) in the consolidated statements of operations.

Deferred revenue

In September 2009, the Group launched a eCoupon program, through which the Group provides eCoupons and virtual cash accounts for customers who book selected hotels online through the eLong.com website. Customers who use the eCoupons receive credits in their virtual cash accounts upon check-out from the hotels, and may redeem the amount of credits in their virtual cash account as either cash transferred to their bank account or mobile phone credit after a minimum threshold is reached. The Group accounts for the eCoupon program in accordance with ASC subtopic 605-50, Revenue Recognition: Customer Payments and Incentives. As customers have the option to select cash redemption of the balance in their virtual cash accounts, the Group accounts for the actual redeemed cost of eCoupons used by customers, as well as an estimate of the cost of future usage of eCoupons, as a reduction of revenue in the consolidated statements of operations. In addition, the Group records as deferred revenue in the consolidated balance sheets an amount equal to the reduction of revenue in the consolidated statements of operations. The deferred revenue balance is then reduced as customers redeem virtual cash balances or the eCoupons expire.

In 2011, the Group expanded the eCoupon program, by allowing customers to redeem their virtual cash towards the purchase of air tickets and certain hotels. In October 2011, the Group also eliminated the minimum threshold required for customers to redeem virtual cash in their accounts. Following this change in redemption policy, the Group started to account for only the actual redeemed cost of eCoupons used by customers as a reduction of revenue in the consolidated statements of operations, and the deferred revenue balance related to the estimated cost of future usage of eCoupons was recognized as revenue since customers no longer had to achieve a minimum threshold prior to redemption.

(g) Income taxes

Income taxes are provided for using the liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates or change in tax status is recognized in income in the period the change in tax rates or the tax law is enacted. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion, or all, of the deferred tax assets will not be realized.

In accordance with ASC subtopic 740-10, Income Taxes, Overall, the impact of a tax position taken or expected to be taken in a tax return is recognized in the financial statements if that position is not more likely than not to be sustained upon an examination based on the technical merits of the position.

(h) Share-based compensation

The Group applies ASC subtopic 718-10 (“ASC 718-10”), Compensation—Stock Compensation Overall, in connection with its share based compensation arrangements. In accordance with ASC 718-10, all grants of stock options and performance units are recognized in the consolidated financial statements based on their grant date fair values. In 2009, the Group applied the provisions of ASC 718-10 regarding the use of the simplified method in developing estimates of the expected lives of stock options. Starting in 2010, the Group believed it had sufficient historical exercise data to provide a reasonable basis upon which to estimate the expected lives of its stock options as the Group’s ADSs have been publicly traded since the Company’s initial public offering in 2004.

ASC 718-10 requires forfeitures to be estimated at the date of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from initial estimates. Share-based compensation cost is recorded net of estimated forfeitures such that the expense is recorded only for those share-based awards that are expected to vest.

Under ASC 718-10, the Group applies the Black-Scholes valuation model in determining the fair value of options granted. Risk-free interest rates are based on the U.S. Treasury yield for the terms consistent with the expected life of award at the time of grant. Expected lives are based on historical exercise patterns, which the Group believes are representative of future behavior. Expected dividend yield is determined in view of the Company’s historical dividend payout rate. The Group estimates volatility based on the Group’s own historical volatilities because the Group believes the length of time the Group’s ADSs have been publicly traded is sufficient to make such an estimate. The Group recognizes compensation cost on all share-based awards on a straight-line basis over the requisite service period. Forfeiture rate is estimated based on historical forfeiture and adjusted to reflect consideration for foreseeable future changes in facts and circumstances, if any.

Compensation cost related to 2009, 2010 and 2011 performance units, which are awards in the form of units that are denominated in a hypothetical equivalent number of the Company’s ordinary shares, is determined based on the fair market value of the Company’s ordinary shares on the trading date immediately preceding the grant date for awards under the 2004 Plan, and the grant date, or if the grant date is not a trading day then the immediately preceeding trading date, for awards under the 2009 Plan. At the time of grant, the Company’s Board of Directors or the Compensation Committee determines if the Company will settle the performance units in cash or shares.

Settlement terms of performance units, once established, may only be changed by approval of the Company’s Board of Directors or the Compensation Committee. Except with respect to the performance units granted to each member of the Board of Directors who are not employees of the Group, Expedia, Tencent (or an Expedia or Tencent affiliate) (“non-employee directors”) which are to be settled in cash, performance units granted to employees during 2009, 2010 and 2011 are to be settled in ordinary shares. Performance units granted during 2009, 2010 and 2011 to the Company’s non-employee directors are to be settled upon vesting by payment of the cash amount equal to the fair market value of the vested performance units on the vesting date. The forfeiture rate is estimated based on historical forfeitures and adjusted to reflect foreseeable future changes in facts and circumstances, if any.

Share-based compensation awards which are settled in cash upon vesting are classified as liabilities and included in “accrued expenses and other current liabilities” in the accompanying consolidated balance sheets. Compensation cost related to liability-classified awards is determined based on the current share price at the balance sheet dates, and the proportionate amount of the requisite service that has been rendered to such date. Changes in the fair value of the liability-classified awards after the requisite service period has been completed and before the awards are vested are immediately recognized as compensation cost in the period in which the change in fair value occurs.

(i) Loyalty points provision

eLong members earn loyalty points based on their usage of the Group’s services. The Group provides non-cash gifts and hotel room stays and air tickets awards to eLong members upon redemption of loyalty points that are accumulated based on the members’ transactions with the Group. The Group recognizes estimated costs to provide non-cash gifts and hotel room stays and air tickets based on historical redemption rates. The liabilities for loyalty points are reduced upon the redemption or expiration of outstanding loyalty points. The estimated costs are included in “sales and marketing” in the consolidated statements of operations and the estimated liabilities are included in “accrued expenses and other current liabilities” in the consolidated balance sheets.

(j) Cash and cash equivalents

Cash and cash equivalents include cash on hand and time deposits placed with commercial banks or other financial institutions. The Group considers highly liquid investments that are readily convertible to known amounts of cash and with original maturities from the date of purchase of three months or less to be cash equivalents. All cash and cash equivalents are unrestricted as to withdrawal and use.

(k) Restricted cash

Restricted cash represents cash that cannot be withdrawn without the permission of third parties. As of December 31, 2011, the Group’s restricted cash of RMB61,400,000 (2010: RMB60,600,000) mainly consisted of time deposits in an escrow account in China required to support the Group’s air ticketing business.

(l) Short-term investments

Short-term investments, as of December 31, 2011, represents time deposits of more than three months duration (generally six, nine or twelve months duration) held in commercial banks of RMB1,433,424,847 (2010: RMB580,005,239).

(m) Accounts receivable

Accounts receivable is recorded at the invoiced amount and is non-interest bearing. The allowance for doubtful accounts is the Group’s reasonable estimate of the amount of probable credit losses in the Group’s existing accounts receivable. The Group reviews its allowance for doubtful accounts periodically and determines the allowance based on historical write-off experience, the aging of the accounts receivable balance and customer credit worthiness. Specific accounts are reviewed individually for collectability. Accounts receivable are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance-sheet credit exposure.

(n) Property and equipment

Property and equipment are stated at cost, net of accumulated depreciation and amortization. The Group also capitalizes certain costs incurred during the application development stage related to the development of internal-use software in accordance with ASC subtopic 350-40, Intangibles-Goodwill and Other: Internal-Use Software and ASC subtopic 350-50, Intangibles-Goodwill and Other: Website Development Costs. Costs incurred related to the planning and post-implementation phases of development are expensed as incurred. Depreciation and amortization are calculated using the straight-line method over the following estimated useful lives, taking into account any estimated residual value:

Capitalized software development cost	3 years
Computer equipment and purchased system software	3-5 years
Furniture, fixtures and office equipment	5 years

Leasehold improvements are amortized using the straight-line method over 0.5 to 5.5 years which represents the shorter of the lease term or estimated useful life of the assets.

Projects in progress are stated at cost. Projects in progress refer to labor costs capitalized in connection with the software development before the software is substantially complete and ready for its intended use.

(o) Investment in equity affiliates

The Group applies the equity method in accounting for the investment in equity affiliates in which the Group has the ability to exercise significant influence but does not own a majority equity interest or otherwise control the equity affiliates. On December 31, 2010, the Group acquired a 20% equity interest in a PRC online travel agency (“2010 Affiliate Company”) and on April 27, 2011, the Group invested a 35% equity interest in a newly-established PRC online travel information company (“2011 Affiliate Company”), resulting in the Group’s ability to exercise significant influence and meeting the requirement to apply the equity method of accounting. Under ASC 323, Investments—Equity Method and Joint Ventures, the Group’s share of the post-acquisition profits or losses of the equity affiliates is recognized in the consolidated statements of operations. Unrealized gains on transactions between the Group and the equity affiliates are eliminated to the extent of the Group’s interest in the equity affiliates and unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Group’s share of losses in the equity affiliates equals or exceeds its equity interest in the equity affiliates, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the equity affiliates.

The Group monitors its investment in the equity affiliates for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, the operating performance of the equity affiliates including current earnings trends and other company-specific information.

(p) Business combinations

The Group accounts for all business combinations under the purchase method in accordance with ASC 805, Business Combinations. The cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interests. The excess of (i) the total of the cost of the acquisition, fair value of the noncontrolling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the identifiable net assets of the acquiree, the difference is recognized directly in earnings.

The determination and allocation of fair values to the identifiable net assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The Group determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of services and forecasted life cycle and forecasted cash flows over that period. Although the Group believes that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the difference could be material.

(q) Goodwill and other intangible assets

Goodwill represents the excess of costs over fair value of the net assets of businesses acquired. The Group follows the provisions of ASC subtopic 350-20, Intangibles-Goodwill and Other: Goodwill. Goodwill and intangible assets acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but instead tested for impairment at least annually, or more frequently if certain circumstances indicate a possible impairment may exist. The Group performs its annual impairment assessment for goodwill and indefinite-lived intangible assets in December of each year.

In 2011, the Group early adopted Accounting Standards Update (“ASU”) 2011-08, Testing Goodwill for Impairment, to test goodwill for impairment by performing a qualitative assessment before calculating the fair value of a reporting unit in step one of the goodwill impairment test. If the Group determines, on the basis of qualitative factors, that the fair value of a reporting unit is more likely than not less than the carrying amount, a two-step impairment test is required. Otherwise, further testing is not needed. Under the two-step impairment test, the Group evaluates the recoverability of goodwill at the reporting unit level. In the first step, the fair value of the reporting unit is compared to its carrying value including goodwill. The fair value of the reporting unit is determined based upon the present value of estimated future cash flows of the reporting unit. If the fair value of the reporting unit is less than the carrying value, a second step is performed which compares the implied fair value of the reporting unit’s goodwill to the carrying value of the goodwill. In determining the implied fair value of the reporting unit goodwill, the fair values of the net tangible assets and recognized and unrecognized intangible assets are deducted from the fair value of the reporting unit. If the implied fair value of the reporting unit goodwill is lower than its carrying amount, goodwill of the reporting unit is impaired and is written down to its implied fair value.

Intangible assets are carried at cost less accumulated amortization. Intangible assets with definite lives are amortized using the straight-line method over the estimated economic life.

The impairment test on indefinite-lived intangible assets that are not subject to amortization consists of a comparison of the fair value of each intangible asset with its carrying amount. If the carrying amount of an intangible asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

(r) Impairment of long-lived assets

The Group evaluates impairment of its long-lived assets to be held and used, including equipment and software, separately identifiable intangible assets which are subject to amortization and other non-current assets, when events or changes in circumstances indicate, in management’s judgment, that the carrying value of such assets may not be recoverable in accordance with ASC subtopic 360-10, Property, Plant and Equipment Overall. Recoverability of an asset to be held and used is measured by a comparison of the carrying amount of the asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying value of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount that the carrying value exceeds the estimated fair value. Assets to be disposed of are separately presented in the consolidated balance sheet as assets held for sale and reported at the lower of carrying amount or estimated fair value less the costs to sell, and are no longer depreciated.

(s) Employee benefit plans

Under PRC law, the Group participates in various defined contribution plans pursuant to which certain retirement, medical and other welfare benefits are provided to employees. The Group is required to make contributions to these plans at stated contribution rates based on monthly compensation of qualified employees. The Group has no obligation for the payment of employee benefits associated with these plans beyond the mandatory contributions payable during the period of the employee’s employment with the Group. For the years ended December 31, 2009, 2010 and 2011, the Group contributed RMB28,190,215, RMB33,403,334 and RMB37,565,582, respectively to these plans.

(t) Statutory reserves

Under PRC law, the Company’s PRC wholly-owned subsidiaries are required to provide for certain statutory reserves, namely a general reserve, an enterprise expansion fund and a staff welfare and bonus fund. These subsidiaries are required to allocate at least 10% of their after tax profits on an individual company basis as determined under PRC GAAP to the general reserve and have the right to discontinue allocations to the general reserve if such reserve has reached 50% of registered capital on an individual company basis. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the Board of Directors of these subsidiaries. The Company’s VIEs are also subject to similar statutory reserve requirements. These reserves can only be used for specific purposes and are not transferable to the Company in the form of loans, advances, or cash dividends. As of December 31, 2011, the subsidiaries and VIEs had appropriated RMB14,606,426 (2010: RMB6,721,199) in general reserves and nil in enterprise expansion fund and staff welfare and bonus fund. The general reserves have been included in accumulated deficit in the Group’s consolidated balance sheets.

(u) Net income per share

For the calculation of basic net income and diluted net income per share, ordinary shares include ordinary shares and high-vote ordinary shares. Basic net income per share is computed by dividing net income by the weighted average number of ordinary shares outstanding during the period. Diluted net income per share is calculated by dividing net income by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period. Ordinary equivalent shares consist of the ordinary shares issuable upon the exercise of outstanding stock options, stock warrants and the settlement of performance units.

(v) Advertising expense

The Group incurs advertising expense consisting of online marketing, email and short messaging service expenses to promote the Group’s products and services. The Group expenses the production costs associated with advertisements in the period in which the advertisement first takes place. The Group expenses the costs of communicating the advertisement as incurred each time the advertisement is shown. For the years ended December 31, 2009, 2010, and 2011, advertising expense was RMB30,839,870, RMB58,190,789 and RMB84,706,149 respectively, and was recorded as a component of “sales and marketing” expenses. As of December 31, 2010 and 2011, the Group had RMB3,756,067 and RMB7,562,484, respectively, of prepaid marketing expenses which are included in “prepaid expenses” in the consolidated balance sheets.

(w) Segment reporting

The Group mainly operates and manages its business as two reportable segments: Hotel and Air. In accordance with ASC subtopic 280-10, Segment Reporting: Overall, the Group’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews operating results to make decisions about allocating resources and assessing performance for the entire Group. The Group does not allocate any assets to its hotel and air segments as management does not use this information to measure the performance of the reportable segments.

The Group generates substantially all revenues from customers in the PRC. Accordingly, no geographical segments are presented.

(x) Operating leases

The Group leases office space under operating lease agreements with original lease periods of up to five and a half years. Rental expenses are recognized from the date of initial possession of the leased property on a straight-line basis over the term of the lease. Certain lease agreements contain rent holidays, which are recognized on a straight-line basis over the lease term. Lease renewal periods are considered on a lease-by-lease basis and are not included in the initial lease term.

(y) Financial instruments

Financial instruments of the Group are primarily comprised of cash and cash equivalents, restricted cash, accounts receivable, short-term investments, accounts payable, and other payables. As of December 31, 2010 and 2011, the carrying values of these financial instruments approximated their fair value due to their short term nature.

(z) Treasury stock

In the year ended December 31, 2008, the Group repurchased 2,000,000 ADSs at a cost of US$15 million including brokerage commission. In 2009, 2010 and 2011, the Group did not repurchase any ADSs or ordinary shares. The ADSs repurchased by the Group are no longer outstanding. The repurchase of ADSs is accounted for under the cost method whereby the entire cost of the acquired stock is recorded as treasury stock. The Group issues the repurchased ADSs to employees who exercise their stock options or receive them upon the vesting of performance units under the Group’s share compensation plans.

In 2011, the Group issued 399,586 (2010: 140,036) of repurchased ADSs to recipients of stock options and performance units. The Group accounts for these transactions in accordance with ASC subtopic 505-30, Equity, Treasury Stock. Gains on sales of treasury stock not previously accounted for as constructively retired shall be credited to additional paid-in capital, and losses may be charged to additional paid-in capital to the extent that previous net gains from sales or retirements of the same class of stock are included therein, and otherwise to accumulated deficit.

(aa) Recently issued accounting pronouncements

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, which is effective for fiscal years and interim periods beginning after December 15, 2011. ASU 2011-05 allows an entity to present components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate but consecutive statements. The new guidance eliminates the current option to report other comprehensive income and its components in the statement of changes in stockholders’ equity. While the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income from that of current accounting guidance. Upon adoption, the Group will present comprehensive income in accordance with the requirements of ASU 2011-05.

ACQUISITIONS	12 Months Ended
Dec. 31, 2011
ACQUISITIONS

(3) ACQUISITIONS

During 2010, the Group completed the acquisitions of the hotel reservation businesses of two PRC-based online travel agencies Beijing Yuanfang Wangjing Information Consulting Co., Ltd. and Shanxi Sunny China Network Co., Ltd. and two train travel information sites (collectively, “Target Companies”). The Group did not acquire any equity interests in the Target Companies. A portion of these purchase prices comprised contingent purchase consideration balances of RMB3,809,579 and nil, which was recognized in “accrued expenses and other current liabilities” as at December 31, 2010 and 2011, respectively. The remainder of the purchase prices were contingent on the financial performance of Yuanfang for a one-year period, the continued employment with the Group of certain former Sunny China employees for a one-year period, and the business performance of one of the train travel information sites for a three-month period after their respective acquisition dates. The following table summarizes the allocation of the purchase prices for all acquisitions made for the year ended December 31, 2010. The Group did not complete any acquisitions in 2011.

	December 31,
	2010	2011
Intangible assets with indefinite lives	3,600,000	—
Intangible assets with definite lives	2,148,000	—
Goodwill	29,110,764	—

Total	34,858,764	—

The results of operations of the acquired businesses of the Target Companies were not significant and have been included in the consolidated statement of operations since their acquisition dates.

ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2011
ACCOUNTS RECEIVABLE

(4) ACCOUNTS RECEIVABLE

Accounts receivable consists of the following:

	December 31,
	2010	2011
Accounts receivable	59,195,998	84,634,677
Allowance for doubtful accounts	(304,796)	(1,323,490)

Accounts receivable, net	58,891,202	83,311,187

The following table presents movement of the allowance for doubtful accounts:

	Year ended December 31,
	2009	2010	2011
Balance at the beginning of year	3,516,047	348,862	304,796
Additions/(reversals) charged to bad debt expense	(2,604)	(209,845)	1,576,739
Reversals/(write-offs) charged against the allowance	(3,164,581)	165,779	(558,045)

Balance at the end of year	348,862	304,796	1,323,490

The write-offs charged against the allowance of 2009, 2010 and 2011 accounts receivable balances related to a combination of multiple accounts receivables, including accounts receivables from individual and corporate customers, delivery companies and travel suppliers.

PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET

(5) PROPERTY AND EQUIPMENT, NET

Property and equipment consists of the following:

	December 31,
	2010	2011
Computer equipment	47,040,136	55,602,672
Furniture and office equipment	6,915,877	7,806,643
Leasehold improvements	7,411,073	7,737,400
Purchased software	26,146,286	27,659,057
Capitalized software development costs	35,047,083	45,585,121
Software development projects in progress	1,905,757	302,442
Less: accumulated depreciation and amortization	(82,569,818)	(100,463,597)

Property and equipment, net	41,896,394	44,229,738

Depreciation expense for property and equipment was RMB20,110,213, RMB19,384,294 and RMB21,286,199 (US$3,382,036) for the years ended December 31, 2009, 2010 and 2011, respectively.

As of December 31, 2010 and 2011, the Group’s capitalized software development costs, including projects in progress, net of accumulated amortization, were RMB17,205,750 and RMB17,108,334, respectively. For the years ended December 31, 2009, 2010, and 2011, the Group recorded depreciation relating to capitalized software development costs of RMB5,424,326, RMB7,716,376 and RMB9,818,104, respectively.

INVESTMENT IN EQUITY AFFILIATES	12 Months Ended
Dec. 31, 2011
INVESTMENT IN EQUITY AFFILIATES

(6) INVESTMENT IN EQUITY AFFILIATES

Investment in equity affiliates as of December 31, 2010 and 2011 were as follows:

	December 31,
	2010	2011
2010 Affiliate Company	12,680,000	12,926,810
2011 Affiliate Company	—	2,621,838

Total carrying value	12,680,000	15,548,648

2010 Affiliate Company

On December 31, 2010, the Group acquired a 20% equity interest in 2010 Affiliate Company, with an option to acquire the remaining equity interest of 2010 Affiliate Company on or before December 30, 2013. The Group calculated equity in net income of investment in 2010 Affiliate Company on a one-month lag basis, as the financial statements of 2010 Affiliate Company were not available within a sufficient time period.

The carrying amount and share of net income for investment in 2010 Affiliate Company as of December 31, 2010 and 2011 were as follows:

	December 31,
	2010	2011
Investment in equity affiliate - cost
Balance at the beginning of the year	—	12,680,000
Addition due to investment in equity affiliate	12,680,000	—

Total investment in equity affiliate - cost	12,680,000	12,680,000

Value booked under equity method
Share of net income on investment in equity affiliate	—	249,810
Amortization of identifiable intangible assets, net of tax	—	(3,000)

Total booked value under equity method	—	246,810

Carrying value at the end of the year	12,680,000	12,926,810

In performing the purchase price allocation for acquiring a 20% interest in 2010 Affiliate Company on December 31, 2010, the Group considered, among other factors, analyses of historical financial performance and estimates of future performance of 2010 Affiliate Company’ business. The Group makes estimates and judgments in determining the fair value of acquired assets and liabilities, based on an independent appraisal report and experience with similar assets and liabilities.

The purchase price of 2010 Affiliate Company was allocated as follows:

Fair value
RMB
Fair value of net assets acquired	20,868
Identified intangible assets	834,000
Deferred tax liabilities arising from the acquisition	(208,500)
Goodwill	12,033,632

Total purchase price	12,680,000

Identified intangible assets acquired were as follows:

	Fair value
	RMB	Useful lives
Trade name	814,000	Indefinite
Customer list	20,000	5 years

Total identified intangible assets	834,000

2011 Affiliate Company

On April 27, 2011, the Group invested RMB3,500,000 to obtain a 35% equity interest in a newly established 2011 Affiliate Company. The Group calculated equity in net loss of investment in 2011 Affiliate Company on a one quarter lag basis, as the financial statements of 2011 Affiliate Company were not available within a sufficient time period.

The carrying amount and share of net loss for investment in 2011 Affiliate Company as of December 31, 2011 were as follows:

December 31, 2011
Investment in equity affiliate - cost
Balance at the beginning of the year	—
Addition due to investment in equity affiliate	3,500,000

Total investment in equity affiliate - cost	3,500,000

Value booked under equity method
Share of net loss on investment in equity affiliate	(878,162)

Carrying value at the end of the year	2,621,838

GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2011
GOODWILL AND INTANGIBLE ASSETS

(7) GOODWILL AND INTANGIBLE ASSETS

The following table presents the changes in goodwill:

	00,000,000	00,000,000
	December 31,
	2010	2011
Goodwill at the beginning of the year	31,950,019	61,060,783
Addition due to acquisitions	29,110,764	—

Goodwill at the end of the year	61,060,783	61,060,783

No impairment charge for goodwill was recorded for the years ended December 31, 2009, 2010 and 2011.

Intangible assets consist of the following:

	00,000,000	00,000,000
	December 31,
	2010	2011
Intangible assets with indefinite lives	3,600,000	3,600,000
Intangible assets with definite lives, net	2,255,467	1,708,267

Total intangible assets, net	5,855,467	5,308,267

For the years ended December 31, 2009, 2010 and 2011, no impairment charges for intangible assets were recorded.

The Group’s intangible assets with indefinite lives related to trade names acquired in the acquisitions of Yuanfang and Sunny China.

Intangible assets with definite lives from acquisitions consist of the following:

	00,000,000	00,000,000
	December 31,
	2010	2011
Customer lists	6,291,240	6,291,240
Trade names	120,000	120,000
Copyrights	192,000	192,000
Internet domain names	1,056,000	1,056,000
Less: accumulated amortization	(5,403,773)	(5,950,973)

Total intangible assets with definite lives, net	2,255,467	1,708,267

Useful lives of intangible assets with definite lives, in years	5	5

Amortization expense was RMB653,439, RMB642,453 and RMB547,200 for the years ended December 31, 2009, 2010 and 2011, respectively. The annual estimated amortization expense of the acquired intangible assets for each of the next five years is as follows:

Amortization
2012	547,200
2013	499,200
2014	458,667
2015	203,200
2016	—

Total	1,708,267

ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2011
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

(8) ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of the following:

	December 31,
	2010	2011
Accrual payroll and welfare	17,813,746	20,056,636
Accrued loyalty point program expenses	14,931,156	13,261,223
Accrued commission to third-party distribution partners	7,570,864	7,911,693
Tax-related payables	4,014,802	4,014,812
Other accrued expenses	15,943,603	20,228,170
Other payables	8,292,033	10,385,062
Advances and deposits from customers	5,769,841	29,981,078
Business and other taxes	5,935,275	3,948,394
Payable to former shareholders	2,101,542	1,999,427
Accrued purchase consideration	11,000,000	—
Contingent purchase consideration	3,809,579	—

Total accrued expenses and other current liabilities	97,182,441	111,786,495

In April 2006, the Group received US$3,334,151 of released escrow funds on behalf of former selling shareholders in relation to the sale of the Company’s shares held by Billable Development Ltd., Guiying Wang and Yijie Wang to Expedia Asia Pacific in 2004. After the deduction of certain fees and expenses, the Group paid US$71,206 to Yijie Wang in 2009, US$2,687,754 to Billable Development Ltd. in 2010 and US$74,336 to Guiying Wang in 2010. As of December 31, 2010 and 2011, the amounts payable to these former shareholders were RMB2,101,542 and RMB1,999,427 (originally US$318,415), respectively. The fluctuation is due to the changes in the RMB to U.S. dollar exchange rate.

The increase in advances and deposits from customers as at December 31, 2011 is due primarily to prepayment by customers for the purchase of our groupbuy hotel products.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES

(9) INCOME TAXES

The Company, its subsidiaries and consolidated VIEs file separate income tax returns.

Cayman

Under the current laws of Cayman Islands, the Company is not subject to tax on their income or capital gains. In addition, no Cayman Islands withholding tax is imposed upon any payments of dividends.

China

In 2007, the PRC enacted a new CIT Law and promulgated related regulations, effective from January 1, 2008, which impose a unified income tax rate of 25% for both domestic and foreign invested enterprises. Enterprises qualified as “High New Technology Enterprises (“HNTE”)” enjoy a preferential CIT rate of 15%. eLongNet Information Technology (Beijing) Co., Ltd. (“eLong Information”), a subsidiary of the Group, and Beijing eLong Information Technology Co., Ltd. (“Beijing Information”), a VIE of the Group, have each been certified as a HNTE under the new CIT law and enjoyed a reduced CIT rate of 15% for fiscal years 2008, 2009 and 2010.

In 2011, eLong Information renewed its HNTE status and Beijing Xici Interactive Information Technology Co. Ltd (“Beijing Xici”) received its HNTE certification. Both of these companies enjoyed, and will enjoy, a reduced CIT rate of 15% for fiscal years 2011, 2012 and 2013.

In 2011, Beijing Information ended its HNTE certification, and thus was taxed at the unified income tax rate of 25%.

Hangzhou eLong Air Service Co., Ltd. (“Hangzhou Air”) was taxed at 25% of deemed taxable income which was determined based on the deemed profit method with the current deemed profit rate of 10% for fiscal year 2009. Beijing Xici was taxed under the same method in fiscal year 2009. In fiscal year 2010 and 2011, Hangzhou Air was taxed at the unified income tax rate of 25% based on the taxable income. In the fiscal year 2010, Beijing Xici was taxed at the unified income tax rate of 25% based on the taxable income.

Three Shenzhen branches of the Group were entitled to a transitional preferential tax rate of 24% for fiscal year 2011 based on Regulations on Special Economic Zones in Guangdong Province. From fiscal year 2012, the three Shenzhen branches of the Group apply a unified income tax rate of 25%.

The CIT Law also imposes a 10% withholding income tax for dividends distributed by a foreign invested enterprise to its immediate holding company outside the PRC. The 10% withholding tax rate can be reduced based on the tax arrangement or tax treaties between China and other jurisdictions. Undistributed earnings generated before January 1, 2008 are exempted from withholding tax when such earnings are distributed to the foreign investor in 2008 or thereafter. The Group’s foreign invested subsidiaries and its VIEs are reinvesting its earnings and, as such, under ASC subtopic 740-30, Income Taxes: Other Considerations or Special Areas, the Company has not recorded deferred tax liabilities on the outside basis in its foreign invested subsidiaries and VIEs. It is not practicable for the Group to estimate the amount of unrecognized deferred tax liabilities.

Under the CIT Law, a company incorporated outside of the PRC, but having effective management in the PRC will be considered a PRC tax resident and will be subject to PRC CIT on its worldwide income. The Implementation Regulations of the new CIT Law further define effective management as the “substantive comprehensive management and control of the production, business, personnel, finance and assets of a company.”

As of December 31, 2011, Expedia, Inc. controls approximately 83% of the voting power of the Company. Accordingly, Expedia, Inc. generally is able to exercise control over all matters requiring approval by our Board of Directors or our shareholders. If the PRC tax authorities treat eLong, Inc. as a PRC tax resident, the Company would be subject to PRC CIT on its worldwide income and such determination may have retroactive effect.

The Group’s consolidated income before income taxes consists of:

	For the year ended December 31,
	2009	2010	2011
Cayman	(6,168,957)	(39,345,451)	(30,010,398)
China	29,852,631	66,866,024	80,657,817

Total	23,683,674	27,520,573	50,647,419

Income tax expense attributable to income from operations consists of:

	(00,000,000)	(00,000,000)	(00,000,000)
	For the year ended December 31,
	2009	2010	2011
Current	3,754,369	13,968,847	16,173,522
Deferred	26,216	(7,076,682)	(5,427,774)

Total	3,780,585	6,892,165	10,745,748

The significant components of deferred income tax expense (benefit) attributable to income from operations for the years ended December 31, 2009, 2010 and 2011 are as follows:

	For the year ended December 31,
	2009	2010	2011
Deferred income tax expense (benefit) (excluding decrease in the valuation allowance for deferred tax assets)	1,578,116	(2,574,290)	(5,180,693)
Decrease in the valuation allowance for deferred tax assets	(1,551,900)	(4,502,392)	(247,081)

Deferred income tax expense (benefit)	26,216	(7,076,682)	(5,427,774)

Income tax expense differed from the amounts computed by applying the PRC enterprise income tax rate of 25% for 2009, 2010 and 2011 to pretax income from operations as a result of the following:

	For the year ended December 31,
	2009	2010	2011
Computed expected tax expense at PRC statutory rates	5,920,918	6,880,143	12,661,855
Increase (reduction) in income taxes resulting from:
Change in the valuation allowance for deferred tax assets allocated to income tax expense	(1,551,900)	(4,502,392)	(247,081)
Adjustment to deferred tax assets and liabilities for changes in enacted tax rates	—	(104,396)	264,341
Expired net operating loss carry forwards	603,615	1,030,521	135,631
Effect of differing tax rates in different jurisdictions inside PRC	(2,902,609)	(6,397,170)	(8,355,753)
Effect of differing tax rates in jurisdictions outside PRC	1,542,239	9,837,757	7,508,369
Prior year tax return true up	83,490	55,634	(1,802,466)
Non deductible entertainment expenses	118,248	113,613	137,064
Non deductible allowance for doubtful accounts	38,286	73,374	397,702
Others	(71,702)	(94,919)	46,086

Income tax expense	3,780,585	6,892,165	10,745,748

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years for underpayment of taxes due to computational errors made by the taxpayer or the withholding agent. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined. In the case of transfer pricing issues, the statute of limitations is three years, and will be extended to ten years under special circumstances, which are not clearly defined. There is no statute of limitations in the case of tax evasion. The Group’s 2007 to 2011 tax returns remain subject to examination by the PRC tax authorities. The Group did not have any unrecognized tax benefits for the year ended December 31, 2011. No interest or penalty related to unrecognized uncertain tax positions was recorded in the 2009, 2010 and 2011 consolidated financial statements.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below.

	For the year ended December 31,
	2010	2011
Deferred tax assets:
Operating loss carryforwards	1,178,413	2,396,878
Property and equipment	201,322	176,507
Accrued expenses and deferred revenue	7,754,382	11,301,506

Total gross deferred tax assets	9,134,117	13,874,891
Less: valuation allowance	(770,298)	(523,217)

Net deferred tax assets	8,363,819	13,351,674

Deferred tax liabilities:
Software capitalization	930,708	490,789

Total deferred tax liabilities	930,708	490,789

Total net deferred tax assets	7,433,111	12,860,885

Deferred tax assets, net:
Current, included in prepaid expenses and other current assets	7,754,382	11,262,669
Non-current, included in other non-current assets	609,437	2,089,005
Deferred tax liabilities, included in other liabilities:	930,708	490,790

The beginning of the year valuation allowance is adjusted for changes in circumstances that cause a reassessment in judgment of the realizability of deferred tax assets in future years. There was no change of the beginning of the year valuation allowance for the year ended December 31, 2009. The decrease of the beginning of the year valuation allowance was RMB3,680,149 for the year ended December 31, 2010, primarily due to the accumulated profitable position of eLong Information in 2010. There was no change of the beginning of the year valuation allowance for the year ended December 31, 2011.

The gross amount of operating loss carryforwards which will expire between 2012 and 2016 are as follows: RMB197,019 in 2012, RMB276,314 in 2013, RMB753,895 in 2014, RMB561,302 in 2015, and RMB7,798,982 in 2016.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible or utilized. The Group considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon an assessment of the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible or can be utilized, management has provided valuation allowances of RMB770,298 and RMB523,217 as of December 31, 2010 and 2011, respectively.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES

(10) COMMITMENTS AND CONTINGENCIES

Commitments

The Group has several operating leases, primarily for offices and employee dormitories. Payments under operating leases, including periodic rent escalation and rent holidays, are charged as expenses on a straight-line basis over the lease term.

Future minimum lease payments under operating leases (with initial or remaining lease terms in excess of one year) as of December 31, 2011 are:

Minimum lease payments
2012	13,923,595
2013	13,029,176
2014	12,774,346
2015	10,614,004
2016 and thereafter	—

Total	50,341,121

Rental expenses incurred under operating leases for the years ended December 31, 2009, 2010 and 2011 amounted to RMB12,724,233, RMB12,465,520 and RMB14,006,416, respectively.

Guarantee

In connection with our air ticket service business, the Group is required by the Civil Aviation Administration of China and International Air Transport Association to provide guarantees for air tickets obtained from various airlines. As of December 31, 2010 and 2011, the amount under these guarantee arrangements was approximately RMB107 million. Based on historical experience and information currently available, the Group does not believe that it is probable that the Group will be required to pay any amount under these guarantee arrangements. Therefore, the Group has not recorded any liability in connection with these guarantee arrangements.

SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
SHARE-BASED COMPENSATION

(11) SHARE-BASED COMPENSATION

Stock options

In April 2001, the Company adopted a stock option plan (the “2001 Plan”) pursuant to which the Company’s Board of Directors may grant stock options to selected directors, officers, key employees and consultants of the Group. The 2001 Plan authorizes the Company to grant options to purchase up to 4,000,000 ordinary shares. On August 26, 2003, the Company increased the number of ordinary shares authorized to be issued under the 2001 Plan to 5,500,000.

In July 2004, the Company adopted a stock and annual incentive plan (the “2004 Plan”) that allows the Board of Directors to grant stock options, stock appreciation rights, restricted stock or performance units to officers, employees, directors or consultants of the Group to purchase up to an aggregate of 4,000,000 shares of ordinary shares. On December 13, 2006, the Company amended the 2004 Plan to allow grant of performance units to non-employees under the 2004 Plan.

In May 2009, the Company adopted a stock and annual incentive plan (the “2009 Plan”) that allows the Board of Directors to grant stock options, stock appreciation rights, restricted stock or performance units to officers, employees, directors or consultants of the Group to purchase up to an aggregate of 3,000,000 ordinary shares. On December 30, 2009, the 2009 Plan was amended to allow equity grants to members of the Company’s Board of Directors. On March 17, 2011, the Company increased the number of ordinary shares authorized to be issued under the 2009 Plan to 6,000,000.

The options under the 2001 Plan expire in ten years and options under the 2004 Plan expire in five or ten years, and generally vest and become exercisable ratably over three to five years from the date of grant.

The options under the 2009 Plan generally have a contractual life of five years and vest and become exercisable over three to four years from the date of grant.

Assumptions used to determine the fair value of stock options granted during 2009, 2010 and 2011 are summarized in the following table.

	For the year ended December 31,
	2009		2010		2011
Weighted average grant date fair value per share	US$	1.08	US$	2.20	US$	2.38
Expected volatility		43%		49%		52%
Expected dividends		—		—		—
Expected life		3.55 years		2.92 years		2.71 years
Risk-free interest rate (per annum)		1.88%		1.15%		0.93%

The total fair value of shares vested during the years ended December 31, 2009, 2010 and 2011 is RMB1,673,140, RMB4,335,267 and RMB10,069,531 (US$1,599,887), respectively.

A summary of stock options activity under the 2001 Plan for the year ended December 31, 2011 is as follows:

	Number of Shares	Weighted Average Exercise Price		Weighted Average Remaining Contractual Term	Aggregated Intrinsic Value (In thousands)
Outstanding at December 31, 2010	1,577,959	US$	0.63
Exercised	(1,553,104)	US$	0.62
Forfeited	(3)	US$	0.62

Outstanding at December 31, 2011	24,852	US$	1.53	2.00 years	US$	149

Vested at December 31, 2011	24,852	US$	1.53	2.00 years	US$	149

Exercisable at December 31, 2011	24,852	US$	1.53	2.00 years	US$	149

A summary of stock options activity under the 2004 Plan for the year ended December 31, 2011 is as follows:

	Number of Shares	Weighted Average Exercise Price		Weighted Average Remaining Contractual Term	Aggregated Intrinsic Value (In thousands)
Outstanding at December 31, 2010	1,150,202	US$	6.27
Granted	—	US$	—
Exercised	(430,280)	US$	4.92
Forfeited	(13,000)	US$	6.53

Outstanding at December 31, 2011	706,922	US$	7.08	6.87 years	US$	840

Vested and expected to vest at December 31, 2011	585,748	US$	7.20	6.98 years	US$	638

Exercisable at December 31, 2011	270,803	US$	6.43	6.27 years	US$	427

A summary of stock options activity under the 2009 Plan for the year ended December 31, 2011 is as follows:

	Number of Shares	Weighted Average Exercise Price		Weighted Average Remaining Contractual Term	Aggregated Intrinsic Value (In thousands)
Outstanding at December 31, 2010	2,150,497	US$	4.54
Granted	2,903,500	US$	7.00
Exercised	(362,668)	US$	4.27
Forfeited	(1,033,580)	US$	5.91

Outstanding at December 31, 2011	3,657,749	US$	6.14	3.72 years	US$	5,372

Vested and expected to vest at December 31, 2011	3,307,366	US$	6.10	3.70 years	US$	4,974

Exercisable at December 31, 2011	458,519	US$	4.22	2.73 years	US$	1,513

The aggregated intrinsic value of stock options outstanding and exercisable at December 31, 2011 was calculated based on the closing price of the Company’s ordinary shares on December 30, 2011 of US$15.03 per ADS (equivalent to US$7.515 per share). The total intrinsic value of stock options exercised during the years ended December 31, 2009, 2010 and 2011 was US$0.1 million, US$8.2 million and US$15.3 million, respectively.

As of December 31, 2011, there was a total of RMB46,612,000 unrecognized compensation cost related to unvested stock options to be recognized over a weighted-average remaining vesting period of 2.75 years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures.

Expedia Options

On August 4, 2004, in connection with the sale of the Series B preferred shares, the Company issued to Expedia Asia Pacific an option to purchase 711,429 ordinary shares at an exercise price of US$5.25 per share. The option mirrors the terms and conditions of the 1.66 million options granted to certain of the Company’s employees and officers under the 2004 Plan. The option becomes exercisable by Expedia Asia Pacific each time any such officer or employee exercises any of such 1.66 million options. In 2011, Expedia Asia Pacific exercised options to purchase 144,107 ordinary shares. As of December 31, 2011, 707,143 of the options had been exercised, forfeited or expired as a result of the exercise, forfeiture or expiration of the options of the relevant eLong employees. As of December 31, 2011, Expedia Asia Pacific held an option to purchase up to 4,286 ordinary shares.

The following table presents a summary of the Company’s stock options (excluding the options granted to Expedia Asia Pacific) outstanding and exercisable at December 31, 2011:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Shares	Weighted Average Price Per Share	Weighted Average Remaining Contractual Life (Years)	Shares	Weighted Average Exercise Price
$ 0.10 – $ 2.00	24,855	$1.53	2.00	24,855	$1.53
$ 2.01 – $ 4.00	654,541	$3.21	2.57	299,279	$3.25
$ 4.01 – $ 6.00	956,300	$5.54	3.46	294,354	$5.35
$ 6.01 – $ 8.00	2,237,678	$6.84	4.18	34,143	$6.72
$ 8.01 – $10.00	416,762	$8.83	8.76	100,829	$8.82
$10.01 – $12.00	99,390	$10.66	4.57	717	$10.46

$ 0.10 – $12.00	4,389,526	$6.26	4.22	754,177	$4.92

Performance Units

Performance units are rights to receive the Company’s ordinary shares, or in the case of grants to our non-employee directors, a cash award linked to the Company’s ordinary share value. Performance units generally vest ratably over a five-year period or over a three-year period in the case of grants to our non-employee directors, are not entitled to dividends or voting rights, and are converted to ordinary shares upon vesting on a one-for-one basis. When the performance unit grants are settled in cash, the cash amount is set at the equivalent of the fair market value of the number of the Company’s ordinary shares that the grantee would have received on a particular vesting date, had the grant been settled in shares.

The cost of the performance unit awards is determined using the fair value (based on the fair value of the underlying ordinary shares on the trading date immediately preceding the grant date for performance units awarded under the 2004 Plan, and the grant date, or if the grant date is not a trading day then the immediately proceeding trading date, for performance units awarded under the 2009 Plan) of the Company’s ordinary shares, net of expected forfeitures. Compensation cost for the performance units issued in shares is recognized on a straight-line basis over the vesting term.

As of December 31, 2010 and 2011, the balance for the cash settled performance units of RMB617,510 and RMB1,004,262, respectively, has been included in “accrued expenses and other current liabilities” and is revalued every reporting period with changes in fair value recorded as share-based compensation cost.

A summary of equity-settled performance units activity under the 2004 Plan for the year ended December 31, 2011 is as follows:

	Number of Shares	Weighted average grant date fair value
Balance at December 31, 2010	850,546	US$	4.11
Settled	(293,050)	US$	4.11
Forfeited	(215,174)	US$	4.26

Balance at December 31, 2011	342,322	US$	4.01

A summary of equity-settled performance units activity under the 2009 Plan for the year ended December 31, 2011 is as follows:

	Number of Shares	Weighted average grant date fair value
Balance at December 31, 2010	—	US$	—
Granted	127,144	US$	10.44
Forfeited	(15,000)	US$	11.98

Balance at December 31, 2011	112,144	US$	10.23

A summary of cash-settled performance units activity under the 2004 Plan for the year ended December 31, 2011 is as follows:

Number of Shares
Balance at December 31, 2010	72,712
Granted	20,490
Settled	(21,030)
Forfeited	(15,486)

Balance at December 31, 2011	56,686

Share-based compensation expense for the years ended December 31, 2009, 2010 and 2011 is included in the following expenses as follows:

	For the year ended December 31,
	2009	2010	2011
Cost of services	837,280	1,192,063	1,374,392
Service development	3,130,644	6,533,851	7,625,962
Sales and marketing	1,974,556	3,394,531	3,619,997
General and administrative	5,297,425	7,423,123	9,302,013

Total	11,239,905	18,543,568	21,922,364

ORDINARY SHARES	12 Months Ended
Dec. 31, 2011
ORDINARY SHARES

(12) ORDINARY SHARES

Ordinary Shares

During the years ended December 31, 2009, 2010 and 2011, the Company issued 303,988, 1,917,894 and 2,783,209 ordinary shares to stock option and performance units holders for an aggregate exercise price of US$176,505 (RMB1,206,270), US$2,031,908 (RMB13,410,596) and US$5,379,723 (RMB34,682,960), respectively.

To facilitate the employee stock option exercise and performance unit issuance process, the Company issues depositary shares to its brokers. These shares are not considered outstanding until issued to employees as a result of the exercise of stock options. As of December 31, 2009, 2010 and 2011, 268,082, 3,730 and 3,730 depositary shares were issued to brokers and not to the shareholders.

As of December 31, 2011, Expedia Asia Pacific holds 17,286,657 of the Company’s ordinary shares and TCH Sapphire Limited holds 6,031,500 of the Company’s ordinary shares.

High-Vote Ordinary Shares

In addition to holding 17,286,657 of the Company’s ordinary shares, Expedia Asia Pacific also holds 28,550,704 high-vote ordinary shares, which as of December 31, 2010 and 2011, constituted 100% and 85% of the Company’s outstanding high-vote ordinary shares. This resulted in Expedia Asia Pacific controlling approximately 96% and 83% of the aggregate voting power of all shares of the Company’s voting stock as of December 31, 2010 and 2011, respectively. Expedia Asia Pacific has the ability to control the composition of the Company’s Board of Directors, including the ability to nominate new or replacement directors and vote their shares to elect them and the right to vote their shares to remove members of the Board of Directors.

In addition to holding 6,031,500 of the Company’s ordinary shares, TCH Sapphire Limited also holds 5,038,500 high-vote ordinary shares as of December 31, 2011, constituting 15% of the Company’s outstanding high-vote ordinary shares. This resulted in TCH Sapphire Limited controlling approximately 15% of the voting power of all shares of the Company’s voting stock as of December 31, 2011. TCH Sapphire Limited is the second largest shareholder of the Company. Under the Investor Rights Agreement among the Company, Expedia Asia Pacific and TCH Sapphire Limited, the high-vote ordinary shares held by TCH Sapphire Limited will be redesignated as ordinary shares prior to any transfer to a third party.

The rights of the ordinary shares and high-vote ordinary shares are the same except that each high-vote ordinary share is entitled to 15 votes, whereas each ordinary share is entitled to one vote.

Treasury stock

During the years ended December 31, 2009, 2010 and 2011, the Company did not repurchase any ADSs. During the years ended December 31, 2010 and 2011, the Company issued 140,036 and 399,586 repurchased ADSs in connection with the exercises of stock options and performance units, respectively.

NET INCOME PER SHARE	12 Months Ended
Dec. 31, 2011
NET INCOME PER SHARE

(13) NET INCOME PER SHARE

Potentially dilutive securities that could dilute basic net income per share include stock options and performance units granted to employees, directors and non-employees and stock warrants granted to non-employees.

Basic and diluted net income per share has been calculated as follows:

	For the year ended December 31,
	2009	2010	2011
Net income applicable to shareholders	19,903,089	20,628,408	39,270,319
Denominator for basic net income per share:
Weighted average number of shares outstanding	47,181,821	48,377,733	60,455,723
Dilutive effect of stock options	2,599,392	2,753,096	1,528,097
Dilutive effect of performance units	185,791	524,319	314,211
Dilutive effect of warrants	6,250	108	110

Denominator for diluted net income per share:	49,973,254	51,655,256	62,298,141

Basic net income per share	0.42	0.43	0.65

Diluted net income per share	0.40	0.40	0.63

RISKS AND CONCENTRATION	12 Months Ended
Dec. 31, 2011
RISKS AND CONCENTRATION

(14) RISKS AND CONCENTRATION

Credit and concentration risks

The carrying amounts of cash and cash equivalents, restricted cash, short-term investment, and accounts receivable represent the Group’s maximum exposure to credit risk in relation to financial assets. As of December 31, 2010 and 2011, substantially all of the Group’s cash and cash equivalents, restricted cash and short-term investment were held in major financial institutions located in the PRC, Hong Kong Special Administrative Region and the Macau Special Administrative Region. Accounts receivable are typically unsecured and denominated in RMB, and are derived from revenues earned from operations arising in the PRC. The Group performs ongoing credit evaluations of its customers’ financial condition and generally does not require collateral on accounts receivable. The Group maintains an allowance for doubtful accounts and actual losses have been within management’s expectations.

The Group has a diversified base of customers. No individual customer contributed to more than 10% of total revenues for the years ended December 31, 2009, 2010 and 2011. No individual customer accounted for more than 10% of accounts receivable as of December 31, 2010 and 2011.

Except for the reliance on the Travelsky GDS system for the air business, the Baidu search engine for online search engine marketing for the hotel business, large airlines and hotel chains to supply the Group with air ticket and hotel inventory for redistribution to the Group’s customers, and telecommunications, internet infrastructure and utility service providers, the Group does not have concentrations of available sources of labor, services, franchises, licenses or other rights that could, if suddenly eliminated, severely impact its operations.

Business and economic risks

The Group’s business is subject to certain risks and concentrations including risks relating to the condition of the economy, outbreak of disease or the occurrence of natural or man-made disasters, dependence on relationships with travel suppliers, primarily hotels and airlines, dependence on third-party technology, internet service, utility services and telecommunications providers, exposure to risks associated with online commerce security and credit card fraud.

The Group conducts substantially all of its operations in the PRC and accordingly is subject to special considerations and significant risks not typically associated with companies operating in the United States. These include risks associated with, among others, the social, political, economic and legal environment in the PRC, the influence of the China National Tourism Administration over certain aspects of the Group’s operations and competition in the travel industry.

The Chinese government regulates internet access, the distribution of online news and other information, the provision of online commerce and provision of travel agency services through business licensing requirements and other governmental regulations. These regulations include limiting foreign ownership in Chinese companies providing internet access, information and other online internet services and travel agency services. Management, after consultation and advice from PRC legal counsel, is of the opinion that: (i) the ownership structure of the Company and its VIEs is in compliance with existing PRC laws and regulations; (ii) the contractual arrangements with the VIEs and their shareholders are valid and binding, and not in violation of PRC laws or regulations currently in effect; and (iii) the Group’s business operations are in compliance with existing PRC laws and regulations in all material respects. However, uncertainties in the PRC legal system could cause the Company’s current ownership structure to be found in violation of existing and/or future PRC laws or regulations and could limit the Company’s ability to enforce its rights under these contractual arrangements. Furthermore, shareholders of the VIEs may have interests that are different than those of the Company, which could potentially increase the risk that they would seek to act contrary to the terms of the contractual agreements with the VIEs. In addition, if the current structure or any of the contractual arrangements were found to be in violation of any existing or future PRC law, the Company may be subject to penalties, which may include, but not limited to, revocation of business and operating licenses, being required to discontinue or restrict its business operations, restriction of the Company’s right to collect revenues, blocking of the Company’s website, being required to restructure its operations, imposition of additional conditions or requirements with which the Company may not be able to comply, or other regulatory or enforcement actions against the Company that could be harmful to its business. The imposition of any of these or other penalties may result in a material and adverse effect on the Company’s ability to conduct its business.

Business disruption and disaster risks

The Group’s call center and substantially all of its computer and communications systems are located at its headquarters in Beijing and therefore vulnerable to damage or interruption from man-made or natural causes. The Group does not have a comprehensive disaster recovery solution and does not carry business interruption insurance to compensate for any such losses that may occur. Any business disruption or disaster may result in substantial costs and diversion of resources, which may have a material adverse effect on the Group’s operations and results.

Foreign exchange risk

The value of the Renminbi against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in political and economic conditions in China and the United States. The conversion of RMB into foreign currencies, including U.S. dollars, is based on rates set by the People’s Bank of China or commercial banks in Hong Kong Special Administrative Region. Currently, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. In the future, the PRC government may adopt a more flexible currency policy, which could result in increased exchange rate volatility and a significant appreciation or depreciation of the RMB against the U.S. dollar.

Substantially all of the Group’s revenue-generating operations are transacted in Renminbi. If the Renminbi appreciates, the Group will record foreign exchange losses on United States dollar-denominated assets. In addition, any changes in the value of the Renminbi may materially and adversely affect the value in foreign currency terms of our ADSs.

SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION

(15) SEGMENT INFORMATION

The Group operates Hotel and Air segments. All of the Group’s long-lived assets are located in the PRC. These reportable segments are business units that offer different services that are managed separately because each requires different service provision and marketing strategies.

The Hotel segment provides hotel reservation services to customers and the Air segment provides air ticket booking services to customers. Other segment provides internet-related advertising services and other travel services such as travel insurance.

The Group determines its segments based on how the Group’s chief operating decision maker manages the Group’s business, makes operating decisions and evaluates operating performance. The Group allocates settlement processing function charges to Hotel and Air segments and also the share-based compensation from the Other segment to Corporate to determine the segment profit or loss. A summary of the results of the reportable segments is as follows:

	Year ended December 31 2011
	Hotel	Air	Other	Corporate	Total
Revenues	447,876,567	125,094,628	52,027,719	—	624,998,914
Business tax and surcharges	(24,633,211)	(6,880,205)	(7,308,516)	—	(38,821,932)
Cost of services *	(84,039,659)	(60,595,087)	(8,855,068)	(1,374,392)	(154,864,206)
Service development expenses *	(33,630,403)	(7,543,224)	(13,899,801)	(42,023,393)	(97,096,821)
Unallocated operating expenses:
Sales and marketing	—	—	—	(230,945,011)	(230,945,011)
General and administrative	(5,999,791)	(4,366,354)	(103,494)	(42,769,472)	(53,239,111)
Amortization of intangibles	—	—	—	(547,200)	(547,200)
Charges related to property and equipment	—	—	—	(152,412)	(152,412)

(Loss)/income from operations	299,573,503	45,709,758	21,860,840	(317,811,880)	49,332,221

Total other income	—	—	—	1,315,198	1,315,198

(Loss)/income from operations before income taxes	299,573,503	45,709,758	21,860,840	(316,496,682)	50,647,419

*	Depreciation expense of RMB10,216,747 and RMB3,052,706 is included in Cost of services and Service development expenses for the Hotel and Air segments. No depreciation expense is included in the Other and Corporate segments.

	Year ended December 31, 2010
	Hotel	Air	Other	Corporate	Total
Revenues	346,448,868	123,092,052	42,477,663	—	512,018,583
Business tax and surcharges	(17,447,565)	(6,770,063)	(5,884,319)	—	(30,101,947)
Cost of services *	(59,774,578)	(65,686,554)	(10,236,598)	(1,192,063)	(136,889,793)
Service development expenses *	(24,104,919)	(7,486,971)	(12,053,536)	(36,400,412)	(80,045,838)
Unallocated operating expenses:
Sales and marketing	—	—	—	(167,322,622)	(167,322,622)
General and administrative	(2,704,069)	(5,816,013)	—	(41,424,914)	(49,944,996)
Amortization of intangibles	—	—	—	(642,453)	(642,453)

(Loss)/income from operations	242,417,737	37,332,451	14,303,210	(246,982,464)	47,070,934

Total other expenses	—	—	—	(19,550,361)	(19,550,361)

(Loss)/income from operations before income taxes	242,417,737	37,332,451	14,303,210	(266,532,825)	27,520,573

*	Depreciation expense of RMB7,392,731 and RMB3,353,680 is included in Cost of services and Service development expenses for the Hotel and Air segments. No depreciation expense is included in the Other and Corporate segments.

	Year ended December 31, 2009
	Hotel	Air	Other	Corporate	Total
Revenues	256,830,079	96,035,494	26,666,459	—	379,532,032
Business tax and surcharges	(12,841,504)	(5,281,952)	(3,515,054)	—	(21,638,510)
Cost of services *	(42,813,077)	(56,600,637)	(6,683,790)	(837,280)	(106,934,784)
Service development expenses *	(15,175,454)	(5,347,386)	(8,910,568)	(28,688,100)	(58,121,508)
Unallocated operating expenses:
Sales and marketing	—	—	—	(133,195,446)	(133,195,446)
General and administrative	(3,770,297)	(3,770,297)	—	(40,129,451)	(47,670,045)
Amortization of intangibles	—	—	—	(653,439)	(653,439)
Charges related to property and equipment and intangible assets	—	—	—	(71,635)	(71,635)

(Loss)/income from operations	182,229,747	25,035,222	7,557,047	(203,575,351)	11,246,665

Total other income	—	—	—	12,437,008	12,437,008

(Loss)/income from operations before income taxes	182,229,747	25,035,222	7,557,047	(191,138,343)	23,683,673

*	Depreciation expense of RMB6,499,125 and RMB4,057,761 is included in Cost of services and Service development expenses for the Hotel and Air segments. No depreciation expense is included in the Other and Corporate segments.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS

(16) RELATED PARTY TRANSACTIONS

The principal related party transactions for the years ended December 31, 2009, 2010 and 2011 are as follows:

Commercial agreements with Expedia

In April 2006, the Group entered into an agreement with Expedia to sell Expedia’s international hotel inventory. RMB9,723,349 and RMB1,368,826 were charged by Expedia in 2009 and 2010. The balance due to Expedia was RMB854,541 and nil as of December 31, 2009 and 2010, respectively. This agreement was terminated in January 2010.

In November 2007, the Group entered into a Strategic Agreement with Egencia (formerly named Expedia Corporate Travel, LLC), an entity ultimately controlled by Expedia, Inc. The Group agreed to waive the non-compete covenant of the Transaction Agreement with respect to Egencia’s business in China, and Egencia agreed to either use the Group as a fulfillment partner in China, or pay the Group a portion of Egencia China’s air and hotel revenues as a waiver fee. In April 2009, the Group and Egencia entered into a Fulfillment Services Agreement which sets forth service levels and other details of the cooperation under the Strategic Agreement. RMB20,441, RMB17,396 and RMB47,154 of revenue was recognized in 2009, 2010 and 2011. The balance due to Egencia was RMB306,535 and RMB551,593 as of December 31, 2010 and 2011, respectively. From September 2010, the Group started to issue air tickets to Egencia’s China corporate travel customers with commission revenue share. RMB2,421 and RMB97,378 of revenue was recognized in 2010 and 2011. The balance due from Egencia for the issued air ticket prices was RMB59,804 and RMB5,063,125 as of December 31, 2010 and 2011, respectively. As of December 31, 2011, the Group also had a balance due to Egencia of RMB532,450 which is a deposit paid by Egencia to the Group under this agreement.

In December 2008, the Group entered into a Non-Compete Waiver as well as a Private Label Agreement and a Profit-Share Agreement with Hotels.com, an entity ultimately controlled by Expedia, Inc. Under these agreements, the Group waived the rights under the non-compete covenant of the Transaction Agreement with respect to the Hotels.com in China and the Group and Hotels.com agreed to cooperate to launch the Hotels.com website in Chinese. Under these agreements, the Group provides a private-label website and other support and fulfillment services, and the Group receives a portion of the revenue from PRC and international hotel bookings through the Hotels.com website in Chinese. Nil, RMB1,416,719 and RMB3,648,431 revenue was recognized in 2009, 2010 and 2011. The balance due from Hotels.com was 278,639 and RMB987,489 as of December 31, 2010 and 2011, respectively.

In January 2010, the Group entered into an agreement with IAN.com, L.P, an entity ultimately controlled by Expedia, Inc. The Group provides links from certain of its websites to websites created or maintained by IAN.com, L.P for the Group’s customers to book international travel products. IAN.com, L.P pays commission to the Group for successful bookings. RMB4,828,489 and RMB10,112,820 of commission revenue was recognized in 2010 and 2011. The balance due from IAN.com, L.P was RMB509,794 and RMB761,204 as of December 31, 2010 and 2011, respectively.

In January 2011, the Group entered into an agreement with Expedia to share revenue from Qatar Airways’ air commissions and other advertisements. RMB407,474 of revenue was recognized in 2011. The balance due from Expedia was RMB224,131 as of December 31, 2011.

Commercial agreements with TripAdvisor

In December 2011, Expedia completed the spin-off of TripAdvisor to Expedia stockholders and TripAdvisor is now a separately traded public company. Because Expedia, who controls the Group, and TripAdvisor are under the common control of controlling shareholder Barry Diller, TripAdvisor including its subsidiaries continues to be a related party of the Group.

In April 2009, the Group and Expedia, Inc. entered into a Non-Compete Waiver pursuant to which the Group waived the non-compete covenant of the Transaction Agreement with respect to the business of TripAdvisor LLC, a subsidiary of Expedia, Inc. at that time, in China. In May 2009, the Group entered into a five-year cooperation agreement with Tuqu Net Information Technology (Beijing) Co., Ltd. (“TripAdvisor China”) pursuant to which, in consideration of the April 2009 agreement between the Group and Expedia, Inc., the Group received preferential discounted advertising rates for specific types of advertising on the TripAdvisor China website (http://www.daodao.com). RMB2,548,405 and RMB 5,901,772 of advertising expense, including advertising charged at discounted rates as well as other advertising charged at market rates, was recognized in 2010 and 2011. The balance due to TripAdvisor China was RMB477,914 and RMB175,380 as of December 31, 2010 and 2011, respectively.

In June 2009, the Group entered into an agreement with Beijing Kuxun Technology Co., Ltd. and Beijing Kuxun Interactive Technology Co., Ltd. (collectively, “Kuxun”) . The Group places its advertising on the Kuxun website (http://www.kuxun.cn) and pays advertising fees to Kuxun. In October 2009, TripAdvisor LLC. announced that it completed the acquisition of Kuxun. After this acquisition, RMB29,282 ,RMB2,237,901 and RMB 5,812,043 of advertising expense was recognized in 2009, 2010 and 2011. The balance due to Kuxun was RMB729,189 and RMB354,949 as of December 31, 2010 and 2011, respectively.

In January 2011, the Group entered into an agreement with Kuxun whereby the Group places Kuxun’s advertising links on the Group’s train travel information sites and receives advertising revenue from Kuxun. RMB650,020 of advertising revenue was recognized in 2011. The balance due from Kuxun was RMB46,458 as of December 31, 2011.

Commercial agreements with Tencent

Before May 16, 2011, the Group had entered into an agreement with a Tencent affiliate which is a third party payment platform in China, whereby the Tencent affiliate collects cash from the Group’s customers on behalf of the Group and remits to the Group net of a processing fee charge. RMB29,547 of processing fee charge was recognized from May 16, 2011 to December 31, 2011. The balance due from the Tencent affiliate was RMB1,205,734 as of December 31, 2011.

In July 2011, the Group entered into an agreement with Tencent whereby the Group sells hotel inventory on Tencent’s go.qq.com website and pays Tencent commission expense for its users cash rebate from the hotel reservation transactions. Pursuant to this agreement, the Group paid RMB1,500,000 to Tencent as a deposit and RMB1,783,766 commission expense was recognized in 2011. The balance due to Tencent was RMB911,935 as of December 31, 2011.

Services provided by and to Expedia

In 2009, 2010 and 2011, Expedia prepaid expenses of RMB1,401,360, RMB2,589,702 and RMB1,871,169 on behalf of the Group. The Group repaid RMB2,420,1515 and RMB2,220,193 to Expedia in 2010 and 2011 and the balance of RMB358,488 and RMB9,464 was unpaid as of December 31, 2010 and 2011, respectively.

In 2011, the Group recorded nil (2010: nil, 2009: RMB214,501) in consulting fees for services provided by Expedia. The Group repaid all consulting fees owed to Expedia in 2009 and no amounts were outstanding as at December 31, 2009.

In 2009, 2010 and 2011, the Group prepaid certain expenses amounting to RMB1,259,466, RMB409,891 and RMB728,588, respectively, on behalf of Expedia. The Group received from Expedia RMB383,022 and RMB640,349 in 2010 and 2011 and the balance of RMB170,507 and RMB258,747 was outstanding as of December 31, 2010 and 2011, respectively.

Subleases to Expedia

The Group entered into sublease agreements with Expedia Business Service (Beijing) Co., Ltd. in 2006, and Expedia Business Service (Beijing) Co., Ltd. Shanghai Branch in 2008. In 2009, 2010 and 2011 the Group recorded other non-travel revenue of RMB31,553, nil and nil from such subleases respectively and the balance of RMB20,886 and nil was outstanding as of December 31, 2010 and 2011, respectively. The sublease agreements with Expedia Business Service (Beijing) Co., Ltd. and Expedia Business Service (Beijing) Co., Ltd. Shanghai Branch were terminated in July 2009 and February 2010, respectively.

Transactions with Match.com

In September 2006, the Group sold its online dating business to Match.com for US$14.6 million (RMB114,780,017). Match.com and the Group are under the common control of Barry Diller, the controlling shareholder of Expedia, Inc. The Group recorded RMB11,039, nil and nil of fees for services and subleases provided to Match.com in 2009, 2010 and 2011, respectively. In addition, the Group collected cash and prepaid certain expenses on behalf of one subsidiary of Match.com. In September 2009, the Group settled all the Group’s payables to Match.com and no amounts were outstanding as at December 31, 2010 and 2011.

Amount due from 2010 Affiliate Company

On December 31, 2010, the Group acquired a 20% equity interest in 2010 Affiliate Company, resulting in the Group’s ability to exercise significant influence and therefore requiring the application of the equity method of accounting. A receivable balance of RMB193,260 under a prior agreement between the Group and 2010 Affiliate Company where the Group provides a private-label website to 2010 Affiliate Company was reclassified to “amounts due from related parties” as of December 31, 2010. During 2011, the Group recognized RMB26,659,297 hotel commission expense to 2010 Affiliate Company. RMB1,585,587 prepayment balance to 2010 Affiliate Company was reflected in “amounts due from related parties” as of December 31, 2011.

In October 2011, the Group and 2010 Affiliate Company entered into an agreement whereby the 2010 Affiliate Company sells the Group hotel groupbuy inventory in its website and shares revenue with the Group. The Group recognized RMB20,685 commissions in 2011 and the balance due to 2010 Affiliate Company was RMB88,681 as of December 31, 2011.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS

(17) SUBSEQUENT EVENTS

On April 24, 2012, the Group amended the eLong, Inc. 2009 Share and Annual Incentive Plan to increase the total number of shares available for grants to 12,000,000 ordinary shares, an increase of 6,000,000 ordinary shares.